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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                   SECURITIES PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.


                          SAFETY INSURANCE GROUP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                                     13-4181699
         ------------------------------                    --------------------
         (Jurisdiction of incorporation                        (IRS Employer
                or organization)                            Identification No.)

           20 Custom House Street
                Boston, MA 02110                                    02110
-------------------------------------------                    ---------------
(Address of principal executive offices)                         (Zip Code)


     Securities to be registered pursuant to Section 12(b) of the Act: None


            If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

            If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

            Securities Act registration statement file number to which this form relates: 333-87056

        Securities to be registered pursuant to Section 12(g) of the Act:

        Title of each class                 Name of each exchange on
        to be so registered                 which each class is to be registered
        --------------------                ------------------------------------

        Common Stock,                       Nasdaq National Market
        $.01 par value per share


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ITEM 1.              DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            The description of the registrant's Common Stock set forth under the caption "Description of Capital Stock" in the registrant's preliminary prospectus which constitutes a part of registrant's Registration Statement on Form S-1, filed April 26, 2002, as amended from time to time (File No. 333-87056) (the "Registration Statement") shall be incorporated by reference into this registration statement.


ITEM 2.              EXHIBITS.

            The following exhibits are filed as exhibits to the Registration Statement and incorporated herein by reference:




 Exhibit Number                         Exhibit
 --------------                       -----------

         1. Form of Amended and Restated Certificate of Incorporation of Safety Insurance Group, Inc. (Exhibit 3.1 to the Registration Statement, filed by amendment on June 5, 2002)

         2. Form of Amended and Restated Bylaws of Safety Insurance Group, Inc. (Exhibit 3.2 to the Registration Statement, filed by amendment on June 5, 2002)

         3. Form of Stock Certificate for the Common Stock (Exhibit 4 to the Registration Statement, filed by amendment on June 28, 2002)

         4. Stockholders Agreement of Safety Holdings, Inc., dated October 16, 2001 (Exhibit 10.2 to the Registration Statement, filed by amendment on May 10, 2002)



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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SAFETY INSURANCE GROUP, INC.


                                     By:  /s/ David F. Brussard
                                        ---------------------------------------
                                          David F. Brussard
                                          President and Chief Executive Officer


DATED:  November 5, 2002





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